UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/27/2005

CITY HOLDING CO
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-17733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the regularly scheduled meeting of the Board of Directors of City Holding Company ("the Company") held on July 27, 2005, Gerald R. Francis, Chairman of the Board, advised the Board of his intent to resign from the Board to focus his time and attention on the responsibilities arising from his employment as CEO of Hasten Bancshares, a privately-held bank located in Indianapolis, IN. The Company issued a news release, attached as Exhibit 99, announcing that Mr. Francis had resigned from the Board effective August 1, 2005. Furnished as Exhibit 99 and incorporated herein by reference is the news release issued by the Company.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99        News Release issued on August 1, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CITY HOLDING CO

Date: August 02, 2005.	By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release, Francis resignation 8 1 2005